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                                                                   EXHIBIT 10.61

                                 AMENDMENT NO. 2
                                       TO
                       EXCLUSIVE DISTRIBUTORSHIP AGREEMENT

         THIS AMENDMENT is made this __ day of March 1996 by and among RIDE SNOWBOARD COMPANY, a Washington corporation ("Ride"), SMP CLOTHING, INC., a Washington corporation ("SMP") and FAR EAST TRADING COMPANY LTD., a corporation organized under the laws of Japan ("FET").

         Ride, SMP and FET are parties to an Exclusive Distributorship Agreement, dated December 7, 1992, as amended by Amendment No. 1, dated October 24, 1995 (the "Agreement").

         The parties wish to amend the Agreement to remove FET's right and obligation to distribute products under the SMP brand.

         NOW, THEREFORE, the parties hereby agree that "SMP" shall no longer be considered a "Brand" under the Agreement and FET shall have no right or obligation to purchase or distribute "Products" bearing the "SMP" mark in Japan.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

RIDE SNOWBOARD COMPANY                      SMP CLOTHING, INC.

By: /S/ Timothy G. Pogue                   By: /S/ Kenneth J. Finkelstein
    ---------------------------               ---------------------------
    Timothy G. Pogue, President               Kenneth J. Finkelstein
                                              Senior Vice President

FAR EAST TRADING COMPANY LTD.

By: /S/ Akio Koyama
   ----------------------------
    Akio Koyama, President